UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2024

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adrienne Collins has been appointed as General Counsel and Corporate Secretary effective as of January 17, 2024. Ms. Collins will receive an annual base salary of $225,000. No arrangement or understanding exists between Ms. Collins and any other person pursuant to which Ms. Collins was selected to serve as General Counsel and Corporate Secretary of the Company. In the event that Ms. Collins’ employment is terminated during the twelve (12) months following her start date, without cause or due to a Change in Control of Silver Star, and she is not employed in a substantially similar manner with a successor to Silver Star, Ms. Collins shall receive a payment equal to three (3) months of her then current annual salary as a severance payment.

Ms. Collins, age 45, has 20 years of legal experience, including corporate, private placements, and business transactions with an emphasis in the commercial real estate sector. Before joining the Company, Ms. Collins was an attorney in private practice where she focused on representing real estate investment firms in the acquisition and disposition of retail, office, industrial and multi-family assets, as well as corporate governance, equity raises, leasing and management, and brokerage agreements. Ms. Collins has served as an executive and outside general counsel for businesses in the real estate adjacent industries (such as finance, construction, electric vehicle charger ownership and management) and has provided material legal support for start-ups, including negotiating the sales of goods and services and handling employment matters. Ms. Collins holds a Doctor of Jurisprudence from South Texas College of Law and a Bachelor of Journalism from the University of Texas at Austin.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Michael Racusin
Name: Michael Racusin
Title: Senior Vice President, General Counsel, and Corporate Secretary
Date:  January 2, 2024